Note 8 - Intangible Assets	12 Months Ended
Jan. 31, 2015
Disclosure Text Block [Abstract]
Intangible Assets Disclosure [Text Block]
Note 8 - Intangible Assets

	January 31, 2015	January 31, 2014
Cost
Customer agreements and relationships	97,344	81,951
Existing technology	93,911	76,442
Trade names	4,349	4,093
Non-compete covenants	2,407	1,884
	198,011	164,370
Accumulated amortization
Customer agreements and relationships	37,956	32,101
Existing technology	40,326	32,796
Trade names	3,130	3,392
Non-compete covenants	1,473	1,432
	82,885	69,721
	115,126	94,649

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. During 2015, additions to intangible assets primarily consisted of the acquisitions of Computer Management, Customs Info, Airclic, e-customs and Pentant, described in Note 3 to these consolidated financial statements. The balance of the change in intangible assets is due to foreign currency translation and amortization.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $115.1 million over the following periods: $21.7 million for 2016, $20.3 million for 2017, $15.5 million for 2018, $13.3 million for 2019, $12.7 million for 2020, $9.8 million for 2021 and $21.8 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates.

We write down intangible assets with a finite life to fair value when the related undiscounted cash flows are not expected to allow for recovery of the carrying value. Fair value of intangibles is determined by discounting the expected related future cash flows. No finite life intangible asset impairment has been identified or recorded in our consolidated statements of operations for any of the periods presented.